Exhibit 32.1

                                  CERTIFICATION


     I, James C. Mavel, the Chairman, Chief Executive Officer and President of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (i) the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 fully complies with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934; and

          (ii) the  information   contained  in  such  Quarterly  Report  fairly
               presents, in all material respects, the financial condition and results of operations of the Company.



Date       May 14, 2004                   By:     /s/   James C. Mavel
    ----------------------                    ------------------------------
                                                 James C. Mavel
                                                 Chairman, Chief Executive
                                                 Officer and President